Exhibit 4.2

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Table of Contents

1. Definitions	1

2. Registration Rights	6

2.1. Demand Registration	6
2.2. Company Registration	7
2.3. Underwriting Requirements	8
2.4. Obligations of the Company	9
2.5. Furnish Information	11
2.6. Expenses of Registration	11
2.7. Delay of Registration	12
2.8. Indemnification	12
2.9. Reports Under Exchange Act	14
2.10. Limitations on Subsequent Registration Rights	15
2.11. “Market Stand-off” Agreement	15
2.12. Restrictions on Transfer	16
2.13. Termination of Registration Rights	17

3. Information Rights	17

3.1. Delivery of Financial Statements	17
3.2. Inspection	18
3.3. Termination of Information Rights	18
3.4. Confidentiality	19

4. Rights to Future Stock Issuances	19

4.1. Right of First Offer	19
4.2. Termination	20

5. [Reserved]	20

6. Voting Agreement	20

6.1. Election of Directors	20
6.2. Replacement of Director	22
6.3. No Liability for Election of Recommended Director	22
6.4. Drag-Along Rights	22
6.5. Grant of Irrevocable Proxy	23
6.6. Termination of Voting Agreement and Provisions Related to the Election of the Board of Directors	24

7. Additional Covenants and Agreements	24

7.1. Insurance	24
7.2. Proprietary Rights Agreements	24

7.3. Employee Vesting	24
7.4. Qualified Small Business Stock	25
7.5. Matters Requiring Preferred Stock Director Approval	25
7.6. Meetings of the Board of Directors	27
7.7. Successor Indemnification	27
7.8. Board Expenses	27
7.9. Reservation of Common Stock	27
7.10. Board Committees	27
7.11. Additional Issuances of Series C Preferred Stock	27
7.12. Assignment of Right of First Refusal	27
7.13. Termination of Covenants	27

8. Miscellaneous	28

8.1. Successors and Assigns	28
8.2. Governing Law	28
8.3. Counterparts; Facsimile	28
8.4. Titles and Subtitles	29
8.5. Notices	29
8.6. Amendments and Waivers	29
8.7. Severability	30
8.8. Aggregation of Stock	30
8.9. Additional Investors	30
8.10. Entire Agreement	30
8.11. Delays or Omissions	30
8.12. Specific Performance	30
8.13. Attorneys’ Fees	31
8.14. Right to Conduct Activities	31
8.15. Amendment and Restatement of Prior Investors’ Rights Agreement	31
8.16. Termination	31

Schedule A	-	Schedule of Series A-1 Investors
Schedule B	-	Schedule of Series A-2 Investors
Schedule C	-	Schedule of Series B Investors
Schedule D	-	Schedule of Series B-1 Investors
Schedule E	-	Schedule of Series C Investors
Schedule F	-	Schedule of Key Holders

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (“Agreement”) is made as of the 20th day of June, 2011, by and among Ellipse Technologies, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto (the “Series A-1 Investors”), each of the investors listed on Schedule B hereto (the “Series A-2 Investors”), each of the investors listed on Schedule C hereto (the “Series B Investors”), each of the investors listed on Schedule D hereto (the “Series B-1 Investors”), each of the investors listed on Schedule E hereto (the “Series C Investors”, and together with the Series A-1 Investors, the Series A-2 Investors, the Series B Investors and the Series B-1 Investors, the “Investors”) and each of the stockholders listed on Schedule F hereto (the “Key Holders”).

RECITALS

WHEREAS, the Company, the Series A-1 Investors, the Series A-2 Investors, the Series B Investors, the Series B-1 Investors and the Key Holders are parties to that certain Second Amended and Restated Investors’ Rights Agreement dated as of October 6, 2010 (the “Prior Investors’ Rights Agreement”);

WHEREAS, the Series A-1 Investors, Series A-2 Investors, Series B Investors and Series B- 1 Investors executing the signature pages hereto constitute holders of a majority of the Registrable Securities (as defined in the Prior Investors’ Rights Agreement) and desire to terminate the Prior Investors’ Rights Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Investors’ Rights Agreement;

WHEREAS, the Company and certain of the Investors are parties to that certain Series C Preferred Stock and Warrant Purchase Agreement of even date herewith (the “Purchase Agreement”) pursuant to which such Investors have agreed to purchase from the Company, and the Company has agreed to sell to such Investors, Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) and warrants to purchase Series C Preferred Stock, on the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Company, the Investors, and the Key Holders hereby agree that this Agreement shall restate and replace the Prior Investors’ Rights Agreement in its entirety, and that this Agreement shall govern the rights of the Investors and the Key Holders to cause the Company to register shares of Common Stock issuable to the Investors and the Key Holders, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.         Definitions. In addition to the terms defined above and elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below:

1.1     “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any general partner, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2     “Board of Directors” means the board of directors of the Company.

1.3     “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.4     “Damages” means any loss, claim, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, claim, damage, or liability (or any action in respect thereof) arises out of or is based upon a Violation.

1.5     “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.6     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.7     “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.8     “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.9     “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.10     “Fully Electing Investor” means a Preferred Investor that elects to purchase or acquire all of the New Securities offered to it pursuant to Section 4.1 hereof.

1.11     “GAAP” means generally accepted accounting principles in the United States.

1.12     “Holder” means any Person owning of record Registrable Securities or any assignee of record of such Registrable Securities in accordance with Section 8.1 hereof.

1.13     “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.14     “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.15     “IPO” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

1.16     “Key Holder Registrable Securities” means (i) the shares of Common Stock currently held or hereinafter acquired by the Key Holders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

1.17     “Major Investor” means (i) any Investor that, individually or together with such Investor’s Affiliates, holds at least twenty percent (20%) of the Registrable Securities, (ii) HBM BioVentures (Cayman) Ltd. and its Affiliates (collectively, “HBM”) and (iii) Wex-Med, LLC and its Affiliates (collectively, “Wex-Med”).

1.18     “New Securities” means, collectively, any equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to subscribe to or purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable, with or without consideration, for such equity securities; provided, however, that the term “New Securities” does not include the following:

(a)     securities issued pursuant to the Purchase Agreement;

(b)     securities issued in a Qualified IPO;

(c)     up to 5,046,250 shares of Common Stock which may be issued or issuable pursuant to any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock granted to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors;

(d)     securities issued upon conversion of convertible securities (including the Preferred Stock) or issued pursuant to any rights or agreements, including, without limitation, options and warrants; provided that the Company shall have complied with Section 4 below with respect to the initial sale or grant by the Company of such convertible securities, rights or agreements, or provided that such convertible securities, rights or agreements existed on or prior to the date hereof;

(e)     securities issued in connection with any stock split, stock dividend, or recapitalization by the Company;

(f)     securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution that is approved by the Board of Directors;

(g)     any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

(h)     any securities issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, strategic alliances, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements, in each case, provided that such transaction is approved by the Board of Directors; and

(i)     the warrant to purchase 2,282 shares of Series C Preferred Stock issued to Dr. Beat Merz pursuant to that certain Letter Agreement, dated December 23, 2010, by and between the Corporation and Dr. Merz, up to 2,282 shares of Series C Preferred Stock issuable upon the exercise of such warrant, and shares of Common Stock issued or deemed issued pursuant to the foregoing securities.

1.19     “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.20     “Preferred Stock” means the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock of the Company.

1.21     “Preferred Stock Directors” means the Series A Director, the Series B Director and the Series C Director.

1.22     “Qualified IPO” means the consummation of a firm commitment underwritten public offering of Common Stock pursuant to the Securities Act on Form S-1 with aggregate proceeds to the Company not less than $40,000,000 (net of the underwriting discount and commissions) and having a purchase price of not less than $1.84 per share (as adjusted for stock splits, dividends, recapitalizations and the like after the date hereof).

1.23     “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed “Registrable Securities” and the Key Holders shall not be deemed “Holders” for the purposes of Sections 2.1, 2.10, 3.1, 3.2, 4.1, 4.2 and 8.6; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 8.1, or (ii) sold by a Person to the public either pursuant to a registration statement under the Securities Act or SEC Rule 144.

1.24     “Registrable Securities” then outstanding” means the number of shares of Common Stock that are Registrable Securities and either are (a) then issued and outstanding or (b) issuable pursuant to then exercisable or convertible securities.

1.25     “Requisite Holders” shall mean Holders (other than Key Holders) holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities held by all Holders (other than Key Holders).

1.26     “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

1.27     “SEC” means the U.S. Securities and Exchange Commission.

1.28     “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

1.29     “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

1.30     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.31     “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.32     “Series A Director” means the director elected in accordance with Section 6.1(a) hereof.

1.33     “Series B Director” means the director elected in accordance with Section 6.1(b) hereof.

1.34     “Series C Director” means the director elected in accordance with Section 6.1(c) hereof.

1.35     “Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.001 per share.

1.36     “Series A-2 Preferred Stock” means shares of the Company’s Series A-2 Preferred Stock, par value $0.001 per share.

1.37     “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.38     “Series B-1 Preferred Stock” means shares of the Company’s Series B-1 Preferred Stock, par value $0.001 per share.

1.39     “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

1.40     “Violation” means, collectively, the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement of the Company or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such registration statement.

2.     Registration Rights. The Company covenants and agrees as follows:

2.1.     Demand Registration.

(a)     Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) 180 days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)     Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement under the Securities Act, the Company receives a request from any Holder or Holders that the Company file a Form S-3 registration statement for a public offering of all or a part of the Registrable Securities owned by such Holder or Holders, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such

Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c)     Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders or any Holder, as the case may be, is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; provided further, that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.

(d)     The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a registration statement pertaining to the IPO or Qualified IPO, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected three (3) registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a registration statement pertaining to a bona fide public offering by the Company not involving any selling stockholders, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC.

2.2.     Company Registration. If the Company proposes to file any registration statement under the Securities Act in connection with the public offering of securities (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. If a Holder decides not to include all of its

Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3.     Underwriting Requirements.

(a)     If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b)     In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall so advise the Holders as a part of the notice delivered to such Holders pursuant to Section 2.2. In such event, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters. Notwithstanding any other provision of this Agreement, if the Company determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, and second, among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO or Qualified IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)     For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4.     Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)     prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period, which, when taken together with all prior Suspension Periods, shall not exceed 120 days in the aggregate) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation, and in such case, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to thirty (30) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)     prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)     furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)     use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)     in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)     use all reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)     provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)     promptly make available for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)     notify each selling Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company will amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j)     use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters;

(k)     notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(l)     after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5.     Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6.     Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 2, including, without limitation, all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; blue sky fees and expenses; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7.     Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8.     Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)     To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim, action or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim, action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon Violations made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)     To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other selling Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by such selling Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim, action or proceeding if it is judicially determined that there was such a Violation based upon information furnished by such

Holder as described above; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall any indemnity under this Section 2.8(b) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)     Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party written notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, only to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)     Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

(e)     To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the Violation(s) that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(e), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(f)     Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)     Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9.     Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)     make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)     use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)     furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after it has become subject to such reporting requirements), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company; and (iii) such other information, reports and documents as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10.     Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Requisite Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) to demand registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 8.9.

2.11.     “Market Stand-off’ Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such longer period not to exceed thirty-four (34) days after the expiration of a 180-day period, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendation and opinion including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (x) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (x) or (y) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than one percent of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.12.     Restrictions on Transfer.

(a)     None of the Preferred Stock or the Registrable Securities shall be sold, pledged, or otherwise transferred, and the Company shall not recognize any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement; provided that after its IPO, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b)     Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c)     The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate or Immediate Family Member of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b).

(d)     The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if (a) the Company has completed its IPO or Qualified IPO or (b) in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.13.     Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a)     the date three (3) years following a Qualified IPO; and

(b)     following an IPO, such time when all of such Holder’s (and such Holder’s Affiliates’) Registrable Securities could be sold without restriction under SEC Rule 144 during any ninety (90) day period.

3.     Information Rights.

3.1.     Delivery of Financial Statements. The Company shall deliver to each Investor (provided that any Investor who is a competitor of the Company, not solely by virtue of being a venture capital or other financial investor, shall not receive any specific information that the Board of Directors determines in good faith to be competitively sensitive information):

(a)        as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company; and

(b)        such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Holder may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2.        Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), at such Major Investor’s expense, to visit and inspect the properties of the Company or any of its subsidiaries; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that is a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form reasonably acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3.        Termination of Information Rights. The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect upon (i) the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of

Section 12(g) or 15(d) of the Exchange Act, or (iii) termination of this Agreement pursuant to Section 8.16 hereof, whichever event occurs first.

3.4.        Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement) that the Company identifies as being confidential or proprietary, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to any partner, subsidiary or parent of such Investor as long as such partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.4 or comparable restrictions; (ii) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (iii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4.        Rights to Future Stock Issuances.

4.1.        Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each of the Series A-1 Investors, the Series B Investors and the Series C Investors (collectively, the “Preferred Investors”). A Preferred Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

(a)        The Company shall give prompt notice (the “Offer Notice”) to each Preferred Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)        By notification to the Company within twenty (20) days after the Offer Notice is given (the “Offer Period”), each Preferred Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of the New Securities equal to such Preferred Investor’s “pro rata equity interest” in the Company (provided, for purposes of this Section 4.1 and Section 4.2 below, a Preferred Investor’s “pro rata equity interest,” shall mean the ratio of (A) the total number of shares of Common Stock issued or issuable upon the conversion of the Preferred Stock then held by such Preferred Investor to (B) the total number of shares of Common Stock issued or issuable upon the conversion of all of the Preferred Stock then held by Preferred Investors. If not all of the Preferred Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Fully Electing Investors and shall offer such Fully Electing Investors the right to acquire such unsubscribed shares. The Fully Electing Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares; provided, however, that to the extent that a Fully Electing Investor indicates in the notification to the Company that it will also subscribe for the unpurchased pro rata equity interest of other Investors, and the aggregate amount so subscribed for by the Fully Electing Investors exceeds the total amount of New Securities so offered, such over-subscription amounts shall be allocated among the Fully Electing Investors based upon their respective pro rata equity interest in the Company. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of one hundred twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c)        If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the 90-day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such 90-day period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section 4.1.

4.2.        Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect upon (i) the consummation of the Qualified IPO, (ii) the election, by execution of a written instrument, of Preferred Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding held by all Preferred Investors, voting together as a single class on an as-converted to Common Stock basis, or (iii) termination of this Agreement pursuant to Section 8.16 hereof, whichever event occurs first. Notwithstanding Section 8.6 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Preferred Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then outstanding held by all Preferred Investors.

5.        [Reserved]

6.        Voting Agreement.

6.1.        Election of Directors. On all matters relating to the election and removal of directors of the Company, all of the parties hereto agree to vote all shares of the Company’s capital stock held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Board of Directors as follows:

(a)        Series A Director. At each election of or action by written consent to elect directors in which the holders of Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting as a single class on an as-converted to Common Stock basis, are entitled to elect one (1) member of the Board of Directors (the “Series A Director”), the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to elect the individual designated by the holders of a majority of the issued and outstanding shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting as a single class on an as-converted to Common Stock basis, to serve as the Series A Director, which individual shall initially be Michael R. Henson. Any vote taken to remove from office any director elected pursuant to this Section 6.1(a), or to fill any vacancy caused by the resignation, death or removal of a director elected pursuant to this Section 6.1(a), shall also be subject to the provisions of this Section 6.1. Upon the request of any party entitled to designate a director as provided in this Section 6.1(a), each party hereto agrees to vote its shares of Preferred Stock and Common Stock for the removal of such director.

(b)        Series B Director. At each election of or action by written consent to elect directors in which the holders of Series B Preferred Stock and Series B-1 Preferred Stock, voting as a single class on an as-converted to Common Stock basis, are entitled to elect one (1) member of the Board of Directors (the “Series B Director”), the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to elect the individual designated by Wex-Med to serve as the Series B Director, which individual shall initially be Paul Mieyal. Any vote taken to remove from office any director elected pursuant to this Section 6.1(b), or to fill any vacancy caused by the resignation, death or removal of a director elected pursuant to this Section 6.1(b), shall also be subject to the provisions of this Section 6.1(b). Upon the request of any party entitled to designate a director as provided in this Section 6.1(b), each party hereto agrees to vote its shares of Preferred Stock and Common Stock for the removal of such director.

(c)        Series C Director. At each election of or action by written consent to elect directors in which the holders of Series C Preferred Stock, voting as a single class on an as- converted to Common Stock basis, are entitled to elect one (1) member of the Board of Directors (the “Series C Director”), the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to elect the individual designated by HBM to serve as the Series C Director, which individual shall initially be Thomas Thaler. Any vote taken to remove from office any director elected pursuant to this Section 6.1(c), or to fill any vacancy caused by the resignation, death or removal of a director elected pursuant to this Section 6.1(c), shall also be subject to the provisions of this Section 6.1(c). Upon the request of any party entitled to designate a director as provided in this Section 6.1(c), each party hereto agrees to vote its shares of Preferred Stock and Common Stock for the removal of such director.

(d)        Common Director. At each election of or action by written consent to elect directors in which the holders of Common Stock, voting as a separate class, are entitled to elect one (1) member of the Board of Directors (the “Common Director” and, together with the Preferred Stock Directors, the “Designated Directors”), the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to elect the individual designated by the holders of a majority of the issued and outstanding shares of Common Stock to serve as the Common Director, which individual shall initially be Nicholas Lembo. Any vote taken to remove from office any director elected pursuant to this Section 6.1(d), or to fill any vacancy caused by the resignation, death or removal of a director elected pursuant to this Section 6.1(d), shall also be subject to the provisions of this Section 6.1(d). Upon the request of any party entitled to designate a director as provided in this Section 6.1(d), each party hereto agrees to vote its shares of Preferred Stock and Common Stock for the removal of such director.

(e)        Joint Director. At each election of or action by written consent to elect directors in which the holders of Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, are entitled to elect one (1) member of the Board of Directors (the “Joint Director”), the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to elect the individual designated by the consent of the majority of the Designated Directors to serve as the Joint Director, which individual shall initially be John Kilcoyne. Any vote taken to remove from office any director elected pursuant to this Section 6.1(e), or to fill any vacancy caused by the resignation, death or removal of a director elected pursuant to this Section 6.1(e), shall also be subject to the provisions of this Section 6.1(e). Upon the request of any party entitled to designate a director as provided in this Section 6.1(e), each party hereto agrees to vote its shares of Preferred Stock and Common Stock for the removal of such director.

(f)        Authorized Number of Directors. At each election of or action by written consent to elect directors of the Company, the parties hereto shall vote all of their respective shares of Preferred Stock and Common Stock so as to fix the number of directors of the Company at five (5).

6.2.        Replacement of Director. In the event of any vacancy, whether by termination or resignation of any director, the Board of Directors shall take all actions necessary and appropriate to cause such vacancy to be filled in accordance with the provisions hereof and the provisions of the Company’s Bylaws and Certificate of Incorporation, each as may be amended from time to time.

6.3.        No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

6.4.        Drag-Along Rights. In the event that a majority of the Board of Directors and (i) at least a majority of the then outstanding shares of the voting capital stock of the Company, voting together as a single class on an as-converted to Common Stock basis, and (ii) at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-converted to Common Stock basis (all such holders listed in clauses (i) and (ii) above, the “Drag-Along Sellers”) approve a merger, consolidation or acquisition of the Company (including without limitation any tender offer, stock sale, stock exchange or other business combination), or sale, exclusive license or lease of all or substantially all of the Company’s assets (an “Asset Transfer”) to a purchaser or purchasers unaffiliated with the Drag-Along Sellers in a single transaction or a series of transactions (each such transaction, a “Drag-Along Sale”), each Investor and Key Holder shall consent to, vote for and raise no objections to such Drag-Along Sale, and (A) if such Drag-Along Sale is structured as a merger or consolidation of the Company, or is an Asset Transfer, each Investor and Key Holder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or Asset Transfer, or (B) if such Drag-Along Sale is structured as a sale of the stock of the Company, each Investor and Key Holder shall agree to sell all of the outstanding securities of the Company held by such holder on the terms and conditions approved by the Drag-Along Sellers; provided, in any case, that the terms of any such Drag-Along Sale do not provide that an Investor would receive less than the amount that would be distributed to such Investor in the event the proceeds from the Drag- Along Sale were distributed in accordance with the Certificate of Incorporation of the Company, as in effect at the time of such Drag-Along Sale without giving effect to any waiver or agreement not to treat such Drag-Along Sale as a “Deemed Liquidation Event” under the Certificate of Incorporation (unless such waiver or agreement is signed by such Investor); provided, further, that any waiver, amendment, alteration, or repeal of any provision of the Certificate of Incorporation of the Company (including any filing of a Certificate of Designation) after the date hereof, whether by means of an amendment to the Certificate of Incorporation of the Company, by merger, consolidation or other business combination, that adversely alters or affects the rights, preferences, privileges, or restrictions of any series of Preferred Stock in a manner materially different from any other series of Preferred Stock shall have been approved by at least a majority of such series of Preferred Stock adversely and differently affected. Creation of a new class or series of stock, without changing the rights, preferences, privileges or restrictions of an existing class or series of stock as set forth in the Certificate of Incorporation of the Company, as amended, shall not be deemed to adversely alter or affect the rights, preferences, privileges, or restrictions of any such existing class or series of stock. Subject to the provisos above, the Key Holders and Investors shall each take all reasonably necessary and appropriate actions approved by the Drag-Along Sellers in connection with the consummation of any Drag-Along Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to effectuate such Drag-Along Sale; provided, however, that in no event shall the obligations to be undertaken by any Key Holder or Investor, as the case may be, in connection with such Drag-Along Sale (by way of representations, warranties, indemnities or otherwise) be, without the written consent of such Key Holder or Investor, as the case may be, materially different, in any manner not based ratably on the amount of net proceeds to be received by such party in connection with such Drag-Along Sale, from those to be so undertaken by any other Key Holder or Investor.

6.5.        Grant of Irrevocable Proxy. Each party to this Agreement hereby constitutes and appoints the Chairman of the Board of Directors and a designee of the Requisite Holders, and each of them, as such party’s true and lawful proxy and attorney, with full power of substitution, to vote all shares of the Company’s capital stock outstanding held by such party (including, but not limited to, Common Stock and Preferred Stock) and execute all appropriate instruments on behalf of such party with respect to the matters set forth herein, including without limitation, election of persons as members of the Board of Directors and related matters and votes regarding any Drag-Along Sale, in each case, pursuant to this Section 6, and hereby authorizes each of the foregoing proxies to represent and to vote, if and only if such party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Section 6 and elsewhere provided by this Agreement, all shares of the Company’s capital stock outstanding held by such party (including, but not limited to, Common Stock and Preferred Stock) in favor of the election of persons as members of the Board of Directors of the Company and related matters determined pursuant to and in accordance with the terms and provisions Section 6.1 or approval of any Drag- Along Sale pursuant to and in accordance with the terms and provisions of Section 6.4. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, is coupled with an interest and shall be irrevocable unless and until the provisions of this Section 6 terminate or expire pursuant to Section 6.6 below. Each party hereto hereby revokes any and all previous proxies with respect to all shares of the Company’s capital stock outstanding held by such party (including, but not limited to, Common Stock and Preferred Stock) and shall not hereafter, unless and until the provisions of this Section 6 terminate or expire pursuant to Section 6.6 below, purport to grant any other proxy or power of attorney with respect to any shares of the Company’s capital stock outstanding held by such party (including, but not limited to, Common Stock and Preferred Stock), deposit any such shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any such shares, in each case, with respect to any of the matters set forth herein.

6.6.        Termination of Voting Agreement and Provisions Related to the Election of the Board of Directors. The obligations and covenants set forth in this Section 6 shall expire and be of no further force and effect upon the earlier of:

(a)   the consummation of the IPO;

(b)   ten (10) years from the date of this Agreement; and

(c)   termination of this Agreement pursuant to Section 8.16 hereof.

7.        Additional Covenants and Agreements.

7.1.        Insurance. The Company shall obtain from financially sound and reputable insurers (i) directors and officers errors and omissions insurance and (ii) term “key-person” insurance on such employees as selected by the Board of Directors, naming the Company as a beneficiary, and, in each case, with such respective coverage amounts and other terms as determined by the Board of Directors, in its sole discretion.

7.2.        Proprietary Rights Agreements. The Company will cause each of the officers, employees and consultants of the Company and any subsidiary to enter into a nondisclosure and proprietary rights assignment agreement in a form reasonably acceptable to the Company and the Major Investors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the unanimous consent of the Preferred Stock Directors.

7.3.        Employee Vesting. Unless otherwise approved by the Board of Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing that such options or awards shall vest and become exercisable as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest over the remaining three (3) years. In addition, unless otherwise approved by the Board of Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

7.4.        Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the shares of Series C Preferred Stock issued pursuant to the Purchase Agreement, as well as any shares into which such shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company and its stockholders. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

7.5.        Matters Requiring Preferred Stock Director Approval. So long as the holders of Preferred Stock are entitled to elect Preferred Stock Directors, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of a majority of the Preferred Stock Directors:

(a)        liquidate, dissolve or wind-up the business and affairs of the Company, effect a Deemed Liquidation Event (as such term is defined in the Company’s Fourth Amended and Restated Certificate of Incorporation, as it may be amended from time to time), effect any other merger, reorganization or consolidation involving the Company, or consent to any of the foregoing;

(b)        purchase or otherwise acquire a majority of the voting securities of, or all or substantially all of the assets of, any other Person;

(c)        sell, lease or license any material assets of the Company;

(d)        consummate the IPO or the Qualified IPO;

(e)        make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(f)        make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of a budget previously approved by the Board of Directors;

(g)        guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness, except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(h)        make any investment inconsistent with any investment policy approved by the Board of Directors;

(i)        make or, commit to, any investment with any other Person;

(j)        enter into any strategic transactions involving the Company and other Persons outside the ordinary course of business, including joint ventures, strategic alliances and partnerships, technology transfer and development arrangements.

(k)        approve the annual budget of the Company;

(l)        incur any aggregate indebtedness in excess of $500,000 that is not already included in the annual budget approved pursuant to the terms of this Section 7.5, other than trade credit incurred in the ordinary course of business;

(m)        incur any liens or encumbrances on any of the Company’s assets, other than (i) liens for taxes or governmental assessments, charges or claims not yet due or which are being contested in good faith, and for which adequate reserves have been established in the Company’s financial statements, (ii) statutory liens of landlords and liens of mechanics, materialmen, workmen, repairmen, warehousemen, carriers and other similar person arising in the ordinary course of business, (iii) zoning, entitlement, building and other land use and similar laws or regulations imposed by any governmental entity having jurisdiction over any leased real property which are not violated by the current use and operation thereof, and (iv) easements, covenants, conditions, restrictions and other similar matters of record affecting title to any leased real property which would not materially impair the use or occupancy of such parcel in the operation of the Company’s business;

(n)        purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company other than (A) redemptions of or dividends or distributions on the Preferred Stock as expressly authorized in the Company’s Fourth Amended and Restated Certificate of Incorporation, or (B) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service.

(o)        issue shares of Common Stock or Derivative Securities other than shares of Common Stock issuable upon (1) the conversion of the Preferred Stock or (2) the actual exercise or conversion, as the case may be, of options or Derivative Securities, provided such issuance is pursuant to the terms of such option or Derivative Security, as applicable;

(p)        otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, except for transactions contemplated by this Agreement and the Purchase Agreement, transactions resulting in payments to or by the Company in an aggregate amount less than $60,000 per year; or

(q)        change the principal business of the Company, enter new lines of business, or exit the current line of business.

7.6.        Meetings of the Board of Directors. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule.

7.7.        Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

7.8.        Board Expenses. The Company shall reimburse the non-employee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

7.9.        Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion or exercise of all Derivative Securities, the Common Stock issuable from time to time upon such conversion.

7.10.      Board Committees. The Series C Director shall have the right to be appointed to each committee of the Board of Directors.

7.11.      Additional Issuances of Series C Preferred Stock. The Company shall not, without first obtaining the written consent of the Requisite Holders, authorize or issue, or obligate itself to issue, any shares of Series C Preferred Stock other than issuances of shares of Series C Preferred Stock (i) issued or issuable pursuant to the Purchase Agreement, and (ii) issuable upon exercise of Derivative Securities outstanding on the date hereof or otherwise issued hereafter pursuant to the Purchase Agreement.

7.12.      Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on any proposed transfers or other dispositions of the Company’s equity securities pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro-rata portion of the equity securities proposed to be transferred determined based on such Major Investor’s ownership of Registrable Securities then outstanding in proportion to Registrable Securities then outstanding held by all Major Investors.

7.13.      Termination of Covenants. The covenants set forth in this Section 7, except for Section 7.7, shall terminate and be of no further force or effect upon the earlier of (i)

the consummation of the IPO, and (ii) termination of this Agreement pursuant to Section 8.16 hereof.

8.        Miscellaneous.

8.1.        Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities (for so long as such shares remain Registrable Securities) that (i) is an Affiliate, partner, member, limited partner, retired partner, retired member, or stockholder of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 150,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate, limited partner, retired partner, member, retired member, or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.2.        Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as such laws are applied to agreements among Delaware residents entered into and performed entirely within the State of Delaware, without regard to conflict of law principles. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of the U.S. District Court for the Central District of California or any court of the State of California.

8.3.        Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.4.        Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5.        Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given, delivered and received (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt; provided, however, that only a nationally recognized overnight courier shall be used to effectuate the delivery of any notices pursuant to this Section 8.5 to addresses outside the United States. All communications shall be sent to the respective parties at their addresses as set forth on the signature pages hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such e-mail address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 8.5. If notice is given to the Company, a copy shall also be sent to Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Newport Beach, California 92660, attention: Lawrence Cohn. If notice is given to HBM, a copy shall also be sent to Cooley LLP, 3175 Hanover Street, Palo Alto, California 94304, attention: Mehdi Khodadad, which shall not constitute notice under this Section 8.5.

8.6.        Amendments and Waivers. Except as otherwise expressly provided, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Requisite Holders; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; provided further that notwithstanding the foregoing, Section 6.1(b) of this Agreement shall not be amended or waived without the written consent of Wex-Med so long as such party is entitled to designate a director pursuant to Section 6.1(b) of this Agreement; provided further that notwithstanding the foregoing, Section 6.1(c) of this Agreement shall not be amended or waived without the written consent of HBM so long as such party is entitled to designate a director pursuant to Section 6.1(c) of this Agreement. The Schedules to this Agreement may be updated from time to time by the Company to reflect any changes in information required to be set forth in each such Schedule. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors on a consistent basis in all material respects (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this

Section 8.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

8.7.        Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

8.8.        Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates of a party hereto shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

8.9.        Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series C Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series C Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by any such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

8.10.      Entire Agreement. This Agreement and the Purchase Agreement (including any Schedules and Exhibits hereto and thereto) constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

8.11.      Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement or the Purchase Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or the Purchase Agreement, or any waiver on the part of any party of any provisions or conditions hereof or thereof, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.12.      Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their permitted assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his permitted assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such permitted assign has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

8.13.      Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.14.      Right to Conduct Activities. The Company hereby agrees and acknowledges that each of HBM and Wex-Med is a professional investment fund, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently proposed to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, HBM and Wex-Med shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by HBM or Wex-Med, as the case may be, in any entity competitive with the Company, or (ii) actions taken by any partner, officer, investment advisor or other representative of HBM or Wex-Med, as the case may be, to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) HBM, Wex-Med or any party from liability associated with the willful misuse of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his fiduciary duties to the Company.

8.15.      Amendment and Restatement of Prior Investors’ Rights Agreement. The Prior Investors’ Rights Agreement is hereby amended in its entirety and restated herein. All provisions of, rights granted and covenants made in the Prior Investors’ Rights Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all preemptive rights, rights of first refusal and similar rights, and any notice period associated therewith otherwise applicable, with respect to the issuance of the Series C Preferred Stock and the other transactions contemplated by the Purchase Agreement.

8.16.      Termination. This Agreement shall terminate upon the occurrence of any one of the following events:

(a)        Upon the consummation of a Deemed Liquidation Event, as such term is defined in the Company’s Fourth Amended and Restated Certificate of Incorporation, as it may be amended from time to time;

(b)        The execution of a written instrument by the Company and the Requisite Holders, which terminates this Agreement; and

(c)        The consummation of a Qualified IPO (except that the provisions of Section 2, Section 3.4 and any corresponding provisions of Section 1 shall survive the consummation of a Qualified IPO in accordance with their terms).

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY: Ellipse Technologies, Inc.

By:	/s/ Michael R. Henson
Name:	Michael R. Henson
Title:	President and Chairman

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: HBM-MedFocus, LLC
Signature: /s/ Michael R. Henson

Print Name: Michael R. Henson

Title (if entity): Principal Manager

Address:

Phone:

Fax:

E-mail:

Dated: June 20, 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: JAIC-Henson MedFocus Fund, LLC
Signature: /s/ Michael R. Henson

Print Name: Michael R. Henson

Title (if entity): Principal Manager

Address:

Phone:
Fax:
E-mail:

Dated: June 20, 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: JAIC-Henson MedFocus Fund II, LLC
Signature: /s/ Michael R. Henson

Print Name: Michael R. Henson

Title (if entity): Principal Manager

Address:

Phone:
Fax:
E-mail:

Dated: June 20, 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: Nicholas J. Lembo

Signature: /s/ Nicholas J. Lembo

Print Name: Nicholas J. Lembo

Title (if entity):

Address:

Phone:
Fax:
E-mail:

Dated: June 20, 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: Micardia Corporation

Signature: /s/ Samuel Shaolian

Print Name: Samuel Shaolian

Title (if entity):

Address:

Phone:
Fax:
E-mail:

Dated:                  , 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: Shawn Moaddeb

Signature: /s/ Shawn Moaddeb

Print Name: Shawn Moaddeb

Title (if entity):

Dated: June 20, 2011

KEY HOLDER SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as a Key Holder thereunder.

Key Holder: Tracy Pearson

Signature: /s/ Tracy Pearson

Print Name: Tracy Pearson

Title (if entity):

Address:

Phone:
Fax:
E-mail:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: 18 Elm Street Partners, LLC

Signature: /s/ John C. Sates, Jr.

Print Name: John C. Sates, Jr.

Title (if entity):	Managing Member

Address:	## ###### #####
######## ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Akhtar Capital Ltd. Partnership
Signature: /s/ Suzanne C. Akhtar

Print Name: Suzanne C. Akhtar

Title (if entity):	Trustee

Address:	#### ########## ####
#### ##### ## #####

Dated:                          , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Steven Almany Trust
Signature: /s/ Steven Almany

Print Name: Steven Almany

Title (if entity):	Trustee

Address:	#### ###### ####

########## ##### ## #####

Dated: June 25, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the ‘‘Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement, By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: BioStar Ventures II, L.P.
Signature: /s/ Renee Masi

Print Name: Renee Masi

Title (if entity):	Managing Member

Address:	### # ######## ## ##### ###

######## ## #####

Dated: June 21, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: BioStar Ventures II-A, L.P.
Signature: /s/ Renee Masi

Print Name: Renee Masi

Title (if entity):	Managing Member

Address:	### # ######## ## ##### ###

######## ## #####

Dated: June 21, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Nathan E. Brill
Signature: /s/ Nathan E. Brill

Print Name: Natahn E. Brill

Title (if entity):

Address:	#### ###### #####

####### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Franklin Brown
Signature: /s/ Franklin Brown

Print Name: Franklin Brown

Title (if entity):

Address:

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Tom Brown

Signature: /s/ Thomas R. Brown

Print Name: Thomas R. Brown

Title (if entity):

Address:

Dated: June 28, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Ronald Coelyn

Signature: /s/ Ronald Coelyn

Print Name:

Title (if entity):

Address:

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Walter Cnevas

Signature: /s/ Walter Cnevas

Print Name: Walter Cnevas

Title (if entity):

Address:	# ####
###### ## #####

Dated: June 28, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Annette Darragh

Signature: /s/ Annette Darragh

Print Name: Annette Darragh

Title (if entity):

Address:	#### ######## #####

######## ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Pete Davis

Signature: /s/ Pete Davis

Print Name: Pete Davis

Title (if entity):

Address:	##### ########

#### ##### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Essex Medical Venture, LLC

Signature: /s/ Christopher Cates MD

Print Name: Christopher Cates MD

Title (if entity): Managing Member

Address:	#### ######### ##### ####

###### ###### ## #####

Dated: June 25, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Arnoldo Fledotin, MD

Signature: /s/ Arnoldo Fledotin, MD

Print Name: Arnoldo Fledotin, MD

Title (if entity):

Address:

Dated:                  , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Thomas Fogarty Separate Property Trust DTD 2/6/87

Signature: /s/ Thomas J. Fogarty

Print Name: Thomas J. Fogarty

Title (if entity): Trustee

Address:	#### ###### ####

####### ###### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors* Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivers of this Signature Page, the undersigned hereby agrees to be bound In the terms and conditions of the Agreement as an Investor thereunder.

Investor: Fractal Holdings, LLC

Signature: /s/ Samuel E. Navarro

Print Name: Samuel E. Navarro

Title (if entity): Managing Partner

Address:	## ### #### ###

### ### ## #####

Dated: August 29, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Edward A. Gage, Jr. and Kathleen J. Gage
Signature: /s/ Edward A. Gage, Jr. and Kathleeen J. Gage
Print Name: Edward A. Gage, Jr. and Kathleen J. Gage
Title (if entity):

Address:

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: HBM BioVentures (Cayman) Ltd
Signature: /s/ John Arnold

Print Name: John Arnold

Title (if entity): Chairman and Managing Director

Address: ########## ###### ### #####

#### #### ### ####

##### ###### ###### #######

Dated:                      , 2011

    ADDRESS FOR NOTICE (if different from above)

c/o:
Street:

City/State/Zip:

Address:
Tel:
Fax:
Email:

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: HBM-MedFocus, LLC
Signature: /s/ Michael R. Henson
Print Name: Michael R. Henson
Title (if entity): Principal Manager

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Courtney M. Henson Trust I
Signature: /s/ M.R. Henson
Print Name: M.R. Henson
Title (if entity): Trustee

Address:

Dated:                      , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Fred Holubow
Signature: /s/ Fred Holubow

Print Name: Fred Holubow

Title (if entity):

Address:

Dated:                      , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement: and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Joseph A. Horton, MD
Signature: /s/ Joseph A. Horton, MD

Print Name: Joseph A. Horton, MD

Title (if entity):

Address:	#### ######### #####
###### ## #####

Dated: June 28, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: JAIC-Henson MedFocus Accelerator Fund, LLC
Signature: /s/ Michael R. Henson

Print Name: Michael R. Henson

Title (if entity): Principal Manager

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: JAIC-Henson MedFocus Fund II, LLC
Signature: /s/ Michael R. Henson

Print Name: Michael R. Henson

Title (if entity): Principal Manager

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Mitra and Javad Jamshidi
Signature: /s/ J. Jamshidi

Print Name: Javad Jamshidi

Title (if entity):

Address:

Dated: July 3, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Stewart Jester

Signature: /s/ Stewart Jester

Print Name: Stewart Jester

Title (if entity):

Address:	#### ####### ######

######## ## #####

Dated: June 28, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Paul K. Joas
Signature: /s/ Paul K. Joas

Print Name: Paul K. Joas

Title (if entity): Senior VP-Financial Consultant

Address:	## ##### ##### #####

########### ## ##### ####

Dated: June 21, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: John Kilcoyne

Signature: /s/ John Kilcoyne

Print Name: John Kilcoyne

Title (if entity):

Address:	#### ####### ### ###

### ##### ## #####

Dated:                          , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Pat Kostial, RN

Signature: /s/ Pat Kostial, RN

Print Name: Pat Kostial

Title (if entity):

Address:	#### ##### ###

######### ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Kevin Kotler

Signature: /s/ Kevin Kotler

Print Name: Kevin Kotler

Title (if entity):

Address:	### #### ######

##### ###

### #### ## #####

Dated: June 28, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Lambda Investors LLC
Signature: /s/ Arthur Amron

Print Name: Arthur Amron

Title (if entity): Vice President and Assistant Secretary

Address: Wexford Capital LP, Attn: Paul Mieyal

### # ###### ###

######## ## #####

Dated:                      , 2011

WITH A COPY OF ALL NOTICES TO:

c/o:	Wexford Capital LP
Street:	### # ###### ###
City/State/Zip:	######## ## #####
Attention:	Julie Jones
Tel:	###-###-####
Fax:	###-###-####
Email:	######@#########

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Nicholas J. Lembo
Signature: /s/ Nicholas J. Lembo

Print Name: Nicholas J. Lembo

Title (if entity):

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the ‘‘Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Susan Zachary Lembo
Signature: /s/ Susan Zachary Lembo

Print Name: Susan Zachary Lembo

Title (if entity):

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover
Signature: /s/ Nicholas J. Lembo

Print Name: Nicholas J. Lembo

Title (if entity):

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: William J. Livingston Trustee of the W & J Livingston Trust UAD: 11/24/92
Signature: /s/ William J. Livingston

Print Name: William J. Livingston

Title (if entity): Trustee

Address:	#### ######## #####
####### ##### ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Gary McCord
Signature: /s/ Gary McCord

Print Name: Gary McCord

Title (if entity):

Address:

Dated: June 15, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: David D. MacDonald
Signature: /s/ David D. MacDonald

Print Name: David D. MacDonald

Title (if entity):

Address:	##### ########### ####
######## ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Timothy C. McQuay

Signature: /s/ Timothy C. McQuay

Print Name: Timothy C. McQuay

Title (if entity):

Address:

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Beat Merz
Signature: /s/ Beat Merz

Print Name: Beat Merz

Title (if entity):

Address:	## ######### - ##### ##
#### #######
###########

Dated: June 24, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Jane Metcalf
Signature: /s/ Jane Metcalf

Print Name: Jane Metcalf

Title (if entity):

Address:	#### ######### ###
####### ## #####

Dated: June 24, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: MiCardia Corporation

Signature: /s/ Samuel Shaolian

Print Name: Samuel Shaolian

Title (if entity):

Address:

Dated:                  , 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Marc G. Mittleman, DPM, Trustee, Profit Sharing Retirement Trust

Signature: /s/ Marc Mittleman, DPM
Print Name: Marc Mittleman, DPM
Title (if entity): Trustee
Address: ## ####### ###### #### ####### ##### ####### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Marc and Robin Mittleman Family Trust

Signature: /s/ Marc Mittleman

Print Name: Marc Mittleman

Title (if entity): Trustee

Address: ## ####### ###### #### ####### ##### ####### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Navarro Holdings, LLC

Signature: /s/ Samuel E. Navarro

Print Name: Samuel E. Navarro

Title (if entity): Managing Partner

Address: ## ### #### ### ### ### ## #####

Dated: August 29, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: NuMax, LLC

Signature: /s/ Scott Friedman

Print Name: Scott Friedman

Title (if entity): Manager

Address: c/o Lipper Mathias, et al. ### #### ##### ##### ### ####### ## ####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Oliver & Co.

Signature: /s/ Aldeka Thompson and Anita Turner

Print Name: Aldeka Thompson and Anita Turner

Title (if entity):	Director

Address:

Dated: June 24, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Nasrin Owsia, MD
Signature: /s/ Nasrin Owsia

Print Name: Nasrin Owsia

Title (if entity):

Address:	## ### ####
## ##### ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Panacea Fund, LLC

Signature: /s/ Michael S. Resnick

Print Name: Michael S. Resnick

Title (if entity): Manager

Address: ### # ###### ##### ##### #### ####### ## #####

Dated: June 30, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Tracy Pearson

Signature: /s/ Tracy Pearson

Print Name: Tracy Pearson

Title (if entity):

Address:

Dated: June 20, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Mark C. & Karen B Preul
Signature: /s/ Mark C. and Karen B. Preul

Print Name: Mark C. and Karen B. Preul

Title (if entity):

Address:	#### # ######### #####
########## ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Douglas Reed
Signature: /s/ Douglas Reed

Print Name: Douglas Reed

Title (if entity):

Address:	#### ##### #### #####
###### #### ## #####

Dated: June 27, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Resolute Partners L.P.

Signature: /s/ Victor Morgenstern

Print Name: Victor Morgenstern

Title (if entity): General Partner

Address: ### #### ###### ######## #### ## #####

Dated: June 15, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Francis Shammo
Signature: /s/ Francis Shammo

Print Name: Francis Shammo

Title (if entity):

Address:	## ###### #####

########## ## #####

Dated: June 23, 2011

This Action by Written Consent of Stockholders may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument and shall be filed with the minutes of the Corporation. This Action by Written Consent shall be effective as of the date that the minimum number of votes necessary to effect the foregoing resolutions are received by the Corporation. By signing below, the undersigned is voting all shares of capital stock of all classes and series held by the undersigned in favor of the actions set forth herein.

Name of Stockholder: Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of The Thiel Family Trust

Signature: /s/ Jeff Thiel

Print Name of Signatory (if entity): Jeff Thiel

Title (if entity): Trustee

Shares Held:

Common Stock:

Series A Preferred Stock:

Series A-1 Preferred Stock:	41,667

Series A-2 Preferred Stock:

Series B Preferred Stock:	17,164

Series B-1 Preferred Stock:

Dated:

Signature Page to Action by Written Consent of the Stockholders of Ellipse Technologies, Inc.

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Trout Partners, LLC

Signature: /s/ Jonathan Fassberg

Print Name: Jonathan Fassberg

Title (if entity): President/Member

Address: ### ######## ##### ### ### #### ## #####

Dated: June 23, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Jeffrey J. Valko
Signature: /s/ Jeffrey J. Valko

Print Name: Jeffrey J. Valko

Title (if entity):

Address:	#### ##### ## ### ######
### ######## ## #####

Dated: June 24, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: VHP-Charles 76 Trust dated 12/10/99

Signature: /s/ Jack R. Polsky

Print Name: Jack R. Polsky

Title (if entity): Trustee

Address: ### # ###### #####

##### ####

####### ## #####

Dated: June 29, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Wex-Med LLC

Signature: /s/ Arthur Amron

Print Name: Arthur Amron

Title (if entity): Vice President/Assistant Secretary

Address: Wexford Capital LP, Attn: Paul Mieval

411 W. Putnam Avenue

Greenwich, CT 06830

Dated:                  , 2011

WITH A COPY OF ALL NOTICES TO:
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: WHI Morula Fund, LLC

Signature: /s/ Michael S. Resnick

Print Name: Michael S. Resnick

Title (if entity): Manager

Address: ### # ###### #####

##### ####

####### ## #####

Dated: June 30, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Gregory Wolf

Signature: /s/ Gregory Wolf

Print Name: Gregory Wolf

Title (if entity):

Address: ### ######## ##

### # ####### ####

##### ###### ## #####

Dated: June 22, 2011

INVESTOR SIGNATURE PAGE TO

ELLIPSE TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby executes and delivers the Third Amended and Restated Investors’ Rights Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement. By execution and delivery of this Signature Page, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement as an Investor thereunder.

Investor: Steven J. Yakubov

Signature: /s/ Steven J. Yakubov

Print Name: Steven J. Yakubov

Title (if entity):

Address: #### ######## #####

######## ## #####

Dated: June 22, 2011

SCHEDULE A

SCHEDULE OF SERIES A-1 INVESTORS

Name of Investor	No. of Series A-1 Preferred Shares	No. of Series A-1 Warrants
Akhtar Capital Ltd. Partnership	53,955	-
Steven Almany Trust	41,667	8,333
Nathan E. Brill	83,333	16,667
Arnoldo Fiedotin, MD	166,666	33,333
Edward A. Gage, Jr. and Kathleen J. Gage	41,667	8,333
HBM-MedFocus, LLC	1,093,505	354,794
The Henson Family Trust, dated 1/7/87	-	109,047
Fred Holubow	41,667	21,859
JAIC-Henson MedFocus Accelerator Fund, LLC	333,333	140,808
JAIC-Henson MedFocus Fund II, LLC	1,035,713	347,619
Paul K. Joas	50,000	10,000
John Kilcoyne	16,666	3,333
Nicholas J. Lembo	1,428,002	534,171
Susan Zachary Lembo	125,002	46,429
National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover	447,002	152,733
William J. Livingston Trustee of the W & J Trust	166,666	33,333
David D. MacDonald	83,333	16,667
Gary McCord	218,220	-
Marc G. Mittleman, DPM, Trustee, Profit Sharing Retirement Trust	83,333	16,667
Marc and Robin Mittleman Family Trust	83,333	16,667
NuMax, LLC	83,333	16,667
Panacea Fund, LLC		100,176
Tracy Pearson	10,000	2,000
Mark C. & Karen B. Preul	25,000	5,000
John C. Sites, Jr.	-	28,647
Gregg Stone	166,666	-
Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of the Thiel Family Trust	41,667	8,333
Trout Partners, LLC	41,667	8,333
Wex-Med, LLC	-	392,361
WHI Morula Fund, LLC	833,333	166,667
Steven J. Yakubov	41,667	8,333
Jeffrey J. Valko	-	5,111
Total	6,836,396	2,612,421

Schedule A

SCHEDULE B

SCHEDULE OF SERIES A-1 INVESTORS

Name of Investor	No. of Series A-2 Preferred Shares	No. of Series A-2 Warrants
MLPF & S Cust FPO Stephen C Berens MD IRA FBO
Stephen C Berens	41,667	-
JAIC USSII No. 1, LLC	833,333	-
MiCardia Corporation	1,666,667	-
The Rahn Group	166,667	3,333
Noel P. Rahn	269,775	6,666
Essex Medical Venture, LLC	41,666	8,333
The Richards Family Trust	40,466	15,235
TOTAL	3,060,241	33,567

Schedule B

SCHEDULE C

SCHEDULE OF SERIES B INVESTORS

Name of Investor	No. of Series B Preferred Shares	No. of Series B Warrants
Steven Almany Trust	17,164	5,149
Nathan E. Brill	34,328	10,298
Tom Brown	33,333	6,666
Ron Coelyn	166,666	33,333
Pete Davis	16,666	3,333
Arnoldo Fiedotin, MD	68,657	20,597
Thomas Fogarty Separate Property Trust DTD 2/6/87	166,666	33,333
Edward A. Gage, Jr. and Kathleen J. Gage	17,164	5,149
HBM-MedFocus, LLC	1,166,666	349,999
The Henson Family Trust, dated 1/7/87	683,441	190,032
Fred Holubow	83,332	24,999
JAIC-Henson MedFocus Accelerator Fund, LLC	500,000	150,000
JAIC-Henson MedFocus Fund II, LLC	250,000	75,000
Joseph A. Horton, MD	198,000	-
Mitra and Javad Jamshidi	83,333	16,666
Stewart Jester	33,333	6,666
Paul K. Joas	20,597	6,179
John Kilcoyne	49,776	14,932
Pat Kostial, RN	16,666	3,333
Nicholas J. Lembo	1,510,417	428,649
Susan Zachary Lembo	58,849	17,654
William J. Livingston Trustee of the W & J Trust	166,666	33,333
David D. MacDonald	34,328	10,298
Tim McQuay	83,333	16,666
Marc G. Mittleman, DPM, Trustee, Profit Sharing Retirement Trust	34,328	10,298
Marc and Robin Mittleman Family Trust	34,328	10,298
NuMax, LLC	34,328	10,298
Oliver & Co.	266,666	53,333
Nasrin A. Owsia, MD	83,333	16,666
Panacea Fund, LLC	833,330	249,999
Tracy Pearson	48,060	14,418
Mark C. & Karen B. Preul	10,298	3,089
Francis Shammo	250,000	75,000
John C. Sites, Jr.	166,666	49,999
Jeffrey H. Thiel & Ann L. Thiel, Co-Trustees of the Thiel Family Trust	17,164	5,149
Trout Partners, LLC	17,164	5,149
Jeffrey J. Valko	25,000	7,500
Wex-Med, LLC	2,500,000	500,000

Schedule C

Gregory Wolf	166,666	49,999
Steven J. Yakubov	17,164	5,149
Total	9,963,876	2,528,608

Schedule C

SCHEDULE D

SCHEDULE OF SERIES B-1 INVESTORS

Name of Investor	No. of Series B- 1 Preferred Shares	No. of Series B-1 Warrants
The Rahn Group	16,666	3,333
Noel P. Rahn	33,333	6,666
The Richards Family Trust	19,121	5,736
	69,120	15,735

Schedule D

SCHEDULE E

SERIES C INVESTORS

July 22, 2011

Name	Series C Shares	Series C Warrant Shares
HBM BioVentures (Cayman) Ltd.	17,391,304	3,478,260
Lambda Investors, LLC	8,695,652	1,739,130
BioStar Ventures II, L.P.	1,166,760	233,352
BioStar Ventures II-A, L.P.	1,007,152	201,430
Nathan E. Brill	163,043	32,608
Frank Brown	65,217	13,043
Pete Davis	16,304	3,260
Thomas Fogarty Separate Property Trust DTD 2/6/87	122,582	24,516
Edward A. Gage, Jr. and Kathleen J. Gage	28,593	5,718
Fred Holubow	108,695	21,739
Paul K. Joas	34,312	6,862
John Kilcoyne	33,494	6,698
Nicholas J. Lembo	1,542,601	308,520
Susan Zachary Lembo	98,036	19,607
National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover	237,143	47,428
David D. MacDonald	57,187	11,437
Beat Merz	65,217	13,043
Marc G. Mittleman, DPM, Trustee, Profit Sharing
Retirement Trust	57,187	11,437
Marc and Robin Mittleman Family Trust	57,187	11,437
NuMax, LLC	72,907	14,581
18 Elm Street Partners, LLC(1)	217,391	43,478
Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of the Thiel Family Trust	28,593	5,718
Trout Partners, LLC	54,347	10,869
Jeffrey J. Valko	21,739	4,347
Gregory Wolf	45,000	9,000
Steven J. Yakubov	28,593	5,718
Steven Almany Trust	115,550	23,110
Essex Medical Venture, LLC	74,138	14,827
Joseph A. Horton, MD	108,695	21,739
JAIC-Henson MedFocus Accelerator Fund, LLC	94,258	18,851
Gary McCord	108,695	21,739
Jane Metcalf	54,347	10,869
Oliver & Co.	126,531	25,306
Tracy Pearson	21,739	4,347
Francis Shammo	128,509	25,701

Schedule E

Fractal Holdings, LLC	54,347	10,869
Kevin Kotler	163,043	32,608
Annette Darragh	32,608	6,521
Doug Reed	110,000	22,000
Akhtar Capital Ltd. Partnership	9,472	1,894
Steven Almany Trust	12,624	2,524
Nathan E. Brill	46,701	9,340
Nathan E. Brill	33,272	6,654
Tom Brown	17,556	3,511
Ron Coelyn	35,113	7,022
Ron Coelyn	8,756	1,751
Walter Cuevas	83,394	16,678
Annette Darragh	100,073	20,014
Pete Davis	3,511	702
Pete Davis	875	175
Arnoldo Fiedotin, MD	50,783	10,156
Thomas Fogarty Separate Property Trust DTD 2/6/87	35,113	7,022
Fractal Holdings, LLC	116,098	23,219
Edward A. Gage, Jr. and Kathleen J. Gage	12,695	2,539
HBM-MedFocus, LLC	722,893	144,578
The Courtney Henson Trust, I (2)	172,499	34,499
Fred Holubow	83,394	16,678
Joseph A. Horton, MD	155,279	31,055
JAIC-Henson MedFocus Accelerator Fund, LLC	356,051	71,210
JAIC-Henson MedFocus Fund II, LLC	93,402	18,680
Mitra and Javad Jamshidi	17,556	3,511
Stewart Jester	7,022	1,404
Paul K. Joas	15,235	3,047
John Kilcoyne	41,207	8,241
Pat Kostial, RN	3,511	702
Kevin Kotler	248,781	49,756
Nicholas J. Lembo	886,838	177,367
Susan Zachary Lembo	43,529	8,705
National Financial Services LLC CUST FBO Nicholas J. Lembo IRA Rollover	105,294	21,058
William J. Livingston Trustee of the W & J Trust UAD: 11/24/92	166,789	33,357
David D. MacDonald	25,391	5,078
Gary McCord	38,312	7,662
Timothy C. McQuay	17,556	3,511
Beat Merz	166,789	33,357
Jane Metcalf	83,394	16,678
Marc G. Mittleman, DPM, Trustee, Profit Sharing Retirement Trust	83,394	16,678
Marc and Robin Mittleman Family Trust	83,394	16,678
Navarro Holdings, LLC	82,927	16,585

Schedule E

NuMax, LLC	166,789	33,357
Oliver & Co	66,715	13,343
Nasrin Owsia, MD	17,556	3,511
Tracy Pearson	36,777	7,355
VHP Charles 76 Trust dated 12/10/99	333,579	66,715
Mark C. & Karen B. Preul	7,597	1,519
Francis Shammo	333,579	66,715
John C. Sites, Jr.	43,069	8,613
Gregg Stone, MD	27,242	5,448
Jeffrey H. Thiel and Ann L. Thiel, Co-Trustees of the Thiel Family Trust	12,695	2,539
Trout Partners, LLC	12,695	2,539
Trout Partners, LLC	3,165	633
Jeffrey J. Valko	33,730	6,746
Wex-Med, LLC	595,591	119,118
Gregory H. Wolf	38,039	7,607
Steven J. Yakubov	12,695	2,539
Annette Darragh	32,608	6,521
Courtney M. Henson Trust I	22,826	4,565
HBM-MedFocus, LLC	668,111	133,622
JAIC-Henson MedFocus Accelerator Fund, LLC	16,902	3,380
Resolute Partners L.P.	434,782	86,956
Navarro Holdings, LLC	65,203	13,040
Douglas Reed	107,391	21,478
Beat Merz (3)		2,282
	39,964,505	7,995,140

(1)	Original Commitment was in the name of affiliate John A. Sites. Neither Mr. Sites or the 18 Elm Street Partners, LLC are MERZ Investors.

(2)	Original Note was in the name of affiliate The Henson Family Trust. Neither The Henson Family Trust or the Courtney Henson Trust I are MERZ Investors.

(3)	Per the Terms of the MERZ CONTRACT, on July 11, 2011 the Ellipse Board of Directors approved the issuance of this Warrant

Schedule E

SCHEDULE F

SCHEDULE OF KEY HOLDERS

Name of Key Holder	No. of Common Shares	No. of Common Shares Subject to Stock Options
HBM-MedFocus, LLC	374,000	0
JAIC-Henson MedFocus Fund, LLC	220,000	0
JAIC-Henson MedFocus Fund II, LLC	506,000	0
Nicholas J. Lembo	1,000,000	175,000
MiCardia Corporation	2,750,000	0
Shawn Moaddeb	100,000	0
Tracy Pearson	50,000	95,000
TOTAL	5,000,000	270,000

Schedule F